Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

Note 11 - Income Taxes

Due to our substantial operating losses and the valuation allowance applied against our deferred tax assets, we have not recorded any income tax expense or benefit. Income tax benefit attributable to loss before income taxes differed from the amounts computed by applying the United States of America federal tax rate of 40% to loss before income taxes as a result of the following:

	December 31,	December 31,
	2011	2010

Current:
Federal	$-	$-
State	-	-
	-	-
Increase in valuation allowance	(1,260,000)	(1,400,000)
Benefit of operating loss carry forward	1,260,000	1,400,000
Provision for income taxes, net	$-	-

	December 31,	December 31,
	2011	2010
Statutory federal income tax rate	40.0%	40.0%
Increase in valuation allowance	(40.0%)	(40.0%)
Effective tax rate	0.0%	0.0%

Deferred income taxes result from temporary differences in the recognition of income and expenses for the financial reporting purposes and for tax purposes. At December 31, 2011, we had available net operating loss carry forwards of approximately $12.9 million that expire through 2031. Our ability to utilize our net operating loss carryforwards is uncertain and thus a valuation allowance has been provided against our net deferred tax asset. Due to the changes in ownership over the prior periods from debt conversions, equity financings and the merger transaction, we may have triggered a Section 382 limitation on the utilization of such net operating loss carryforwards. In addition, we have not remained current with our federal and state tax returns. The net deferred tax assets and liabilities are comprised of the following:

	December 31,	December 31,
	2011	2010
Deferred tax assets:
Current	$-	$-
Non-current	5,160,000	3,900,000
	5,160,000	3,900,000
Less valuation allowance	(5,160,000)	(3,900,000)
Net deferred income tax asset	$-	$-